Exhibit 99.1

Forward Air Corporation Reports Second Quarter 2010 Results

GREENEVILLE, Tenn.--(BUSINESS WIRE)--July 22, 2010--Forward Air Corporation (NASDAQ:FWRD) today reported revenue, operating income, net income and diluted earnings per share for the second quarter and six months ended June 30, 2010.

Operating revenue for the quarter ended June 30, 2010 increased 22.5% to $122.1 million from $99.7 million for the same quarter in 2009. Income from operations was $13.5 million, compared with $4.9 million in the prior-year quarter. As a percent of operating revenue, income from operations increased to 11.1% from 4.9% for the same quarter last year. Net income during the period increased to $7.9 million from $2.8 million in the prior-year quarter. Income per diluted share from operations for the second quarter of 2010 was $0.27 compared with $0.10 in the prior-year quarter.

Operating revenue for the six months ended June 30, 2010 increased 16.7% to $229.1 million from $196.3 million for the same period in 2009. Income from operations was $19.6 million, compared with a $0.1 million loss in the prior-year period. As a percent of operating revenue, income from operations increased to 8.6% for the first six months of 2010 from a 0.1% loss from operations for the same period in 2009. Net income during the period was $11.3 million compared to a $0.3 million net loss in the prior-year period. Income per diluted share from operations for the first six months of 2010 was $0.39 compared with a $0.01 loss per diluted share in the prior-year period.

Bruce A. Campbell, Chairman, President, and CEO, said, "We are very pleased with our overall second quarter performance. The positive trends experienced in the first quarter have continued, and in some cases accelerated, during the second quarter.”

“Through the leverage in our airport-to-airport business model we were able to take advantage of much better year-over-year volumes, better operating efficiencies, improved yields and our continued focus on cost control. Sequentially, from the first quarter 2010, we were able to convert approximately half of our incremental revenue growth to the bottom line.”

“While our Solutions group suffered a small loss, which was largely attributable to unusually high health care expenses, we continued to make significant progress on our strategic initiatives. By the end of the quarter we had nearly completed the elimination of a large, unprofitable customer and have been able to replace most of the related revenue with new profitable business. Additionally, we have completed the process of identifying new industry verticals which, over time, will allow us to mitigate the harsh seasonal nature of our current specialty retail customer base.”

Commenting on the Company’s guidance for the third quarter, Rodney L. Bell, Senior Vice President and CFO, said, “We anticipate that our third quarter 2010 revenues will increase in the range of 20% to 25% over the comparable 2009 period, and we expect income per diluted share to be between $0.28 and $0.32 per share. This compares to $0.13 per share in the third quarter of 2009.”

Review of Financial Results

Forward Air will hold a conference call to discuss second quarter 2010 results on Friday, July 23, 2010 at 9:00 a.m. EST. The Company’s conference call will be available online at www.forwardair.com or by dialing 800.841.9385. A replay of the conference call will be available at www.forwardair.com beginning shortly after the completion of the live call.

About Forward Air Corporation

Forward Air Corporation operates two business segments, Forward Air, Inc. and Forward Air Solutions, Inc.

Forward Air, Inc. is a high-service-level contractor to the air cargo industry providing time-definite ground transportation services through a network of terminals located on or near major airports in 84 cities in the United States and Canada. It provides these services as a cost-effective alternative to air transportation of cargo that must be delivered at a specific time but is relatively less time-sensitive than traditional air freight or when air transportation is not economical.

Forward Air Solutions, Inc. is a provider of pool distribution services. Pool distribution involves the consolidation and shipment of several smaller less-than-truckload shipments to a common area or region. Once at the regional destination, the loads are deconsolidated, then grouped with other shipments with common delivery points, and delivered in a very precise, time-sensitive manner. Our pool distribution network consists of terminals and service locations in 19 cities within the Mid-Atlantic, Southeast, Midwest and Southwestern United States.

Forward Air Corporation
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Operating revenue:
Forward Air
Airport-to-airport	$81,741	$65,182	$152,628	$128,240
Logistics	17,160	12,279	31,015	25,473
Other	6,389	5,666	12,264	11,379
Forward Air Solutions
Pool distribution	16,842	16,570	33,201	31,221
Total operating revenue	122,132	99,697	229,108	196,313

Operating expenses:
Purchased transportation
Forward Air
Airport-to-airport	32,501	27,830	61,300	53,983
Logistics	13,071	9,518	23,839	19,798
Other	1,616	1,230	3,108	2,294
Forward Air Solutions
Pool distribution	3,503	3,395	6,945	6,027
Total purchased transportation	50,691	41,973	95,192	82,102
Salaries, wages and employee benefits	33,167	29,187	63,837	58,243
Operating leases	6,252	6,820	12,880	13,809
Depreciation and amortization	5,107	4,823	10,055	9,682
Insurance and claims	2,106	2,223	4,437	4,939
Fuel expense	2,044	1,637	4,102	3,319
Other operating expenses	9,263	8,161	19,048	17,216
Impairment of goodwill and other intangible assets	--	--	--	7,157
Total operating expenses	108,630	94,824	209,551	196,467
Income (loss) from operations	13,502	4,873	19,557	(154)

Other income (expense):
Interest expense	(181)	(150)	(366)	(291)
Other, net	(19)	20	11	(2)
Total other expense	(200)	(130)	(355)	(293)
Income (loss) before income taxes	13,302	4,743	19,202	(447)
Income taxes	5,390	1,899	7,871	(186)
Net income (loss)	$7,912	$2,844	$11,331	$(261)

Net income (loss) per share:
Basic	$0.27	$0.10	$0.39	$(0.01)
Diluted	$0.27	$0.10	$0.39	$(0.01)
Weighted average shares outstanding:
Basic	28,973	28,927	28,962	28,916
Diluted	29,119	28,977	29,093	28,916

Dividends per share:	$0.07	$0.07	$0.14	$0.14

Forward Air Corporation
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	June 30,	December 31,
	2010	2009 (a)
Assets
Current assets:
Cash	$47,916	$42,035
Accounts receivable, net	63,541	55,720
Other current assets	10,859	9,471
Total current assets	122,316	107,226

Property and equipment	211,696	204,716
Less accumulated depreciation and amortization	82,026	75,990
Total property and equipment, net	129,670	128,726
Goodwill and other acquired intangibles:
Goodwill	43,332	43,332
Other acquired intangibles, net	33,554	35,849
Total goodwill and other acquired intangibles	76,886	79,181
Other assets	1,625	1,597
Total assets	$330,497	$316,730

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$9,697	$10,333
Accrued expenses	21,864	18,531
Current portion of debt and capital lease obligations	779	919
Total current liabilities	32,340	29,783

Debt and capital lease obligations, less current portion	51,819	52,169
Other long-term liabilities	6,047	4,485
Deferred income taxes	4,885	5,786

Shareholders’ equity:
Common stock	290	290
Additional paid-in capital	20,259	16,631
Retained earnings	214,857	207,586
Total shareholders’ equity	235,406	224,507
Total liabilities and shareholders’ equity	$330,497	$316,730

(a) Taken from audited financial statements, which are not presented in their entirety.

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	June 30,	June 30,
	2010	2009
Operating activities:
Net income	$7,912	$2,844
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	5,107	4,823
Share-based compensation	1,618	1,635
Gain on disposal of property and equipment	(8)	(21)
Provision for loss (recovery) on receivables	134	(256)
Provision for revenue adjustments	414	574
Deferred income taxes	(791)	(583)
Tax benefit for stock options exercised	(5)	--
Changes in operating assets and liabilities,
Accounts receivable	(5,664)	(1,915)
Prepaid expenses and other current assets	(2,400)	(1,064)
Accounts payable and accrued expenses	2,402	(1,101)
Net cash provided by operating activities	8,719	4,936

Investing activities:
Proceeds from disposal of property and equipment	22	90
Purchases of property and equipment	(3,313)	(10,288)
Other	(69)	468
Net cash used in investing activities	(3,360)	(9,730)

Financing activities:
Payments of debt and capital lease obligations	(229)	(437)
Proceeds from exercise of stock options	106	--
Payments of cash dividends	(2,028)	(2,028)
Common stock issued under employee stock purchase plan	91	99
Cash settlement of share-based awards for minimum tax withholdings	--	(9)
Tax benefit for stock options exercised	5	--
Net cash used in financing activities	(2,055)	(2,375)
Net increase (decrease) in cash	3,304	(7,169)
Cash at beginning of period	44,612	31,241
Cash at end of period	$47,916	$24,072

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,	June 30,
	2010	2009
Operating activities:
Net income (loss)	$11,331	$(261)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	10,055	9,682
Impairment of goodwill and other intangible assets	--	7,157
Share-based compensation	3,381	3,415
Gain on disposal of property and equipment	(7)	(12)
Provision for loss (recovery) on receivables	224	(291)
Provision for revenue adjustments	837	1,368
Deferred income taxes	(1,664)	(2,543)
Tax benefit for stock options exercised	(9)	--
Changes in operating assets and liabilities,
Accounts receivable	(8,882)	6,091
Prepaid expenses and other current assets	(614)	(359)
Accounts payable and accrued expenses	4,259	(2,852)
Net cash provided by operating activities	18,911	21,395

Investing activities:
Proceeds from disposal of property and equipment	42	217
Purchases of property and equipment	(8,739)	(15,025)
Other	(30)	356
Net cash used in investing activities	(8,727)	(14,452)

Financing activities:
Payments of debt and capital lease obligations	(490)	(773)
Proceeds from exercise of stock options	144	--
Payments of cash dividends	(4,057)	(4,053)
Common stock issued under employee stock purchase plan	91	99
Cash settlement of share-based awards for minimum tax withholdings	--	(237)
Tax benefit for stock options exercised	9	--
Net cash used in financing activities	(4,303)	(4,964)
Net increase in cash	5,881	1,979
Cash at beginning of period	42,035	22,093
Cash at end of period	$47,916	$24,072

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Three months ended
	June 30,	Percent of	June 30,	Percent of		%
	2010	Revenue	2009	Revenue	Change	Change
Operating revenue
Forward Air	$105.6	86.5%	$83.3	83.6%	$22.3	26.8%
FASI	16.9	13.8	16.7	16.7	0.2	1.2
Intercompany Eliminations	(0.4)	(0.3)	(0.3)	(0.3)	(0.1)	33.3
Total	122.1	100.0	99.7	100.0	22.4	22.5

Purchased transportation
Forward Air	47.3	44.8	38.7	46.5	8.6	22.2
FASI	3.8	22.5	3.6	21.5	0.2	5.6
Intercompany Eliminations	(0.4)	100.0	(0.3)	100.0	(0.1)	33.3
Total	50.7	41.5	42.0	42.2	8.7	20.7

Salaries, wages and employee benefits
Forward Air	25.4	24.0	21.1	25.3	4.3	20.4
FASI	7.7	45.5	8.1	48.5	(0.4)	(4.9)
Total	33.1	27.1	29.2	29.3	3.9	13.4

Operating leases
Forward Air	4.4	4.2	4.7	5.6	(0.3)	(6.4)
FASI	1.9	11.2	2.1	12.6	(0.2)	(9.5)
Total	6.3	5.2	6.8	6.8	(0.5)	(7.4)

Depreciation and amortization
Forward Air	4.1	3.9	3.9	4.7	0.2	5.1
FASI	1.0	5.9	0.9	5.4	0.1	11.1
Total	5.1	4.2	4.8	4.8	0.3	6.3

Insurance and claims
Forward Air	1.6	1.5	1.7	2.0	(0.1)	(5.9)
FASI	0.5	3.0	0.5	3.0	--	--
Total	2.1	1.7	2.2	2.2	(0.1)	(4.5)

Fuel expense
Forward Air	0.9	0.9	0.7	0.8	0.2	28.6
FASI	1.1	6.5	0.9	5.4	0.2	22.2
Total	2.0	1.6	1.6	1.6	0.4	25.0

Other operating expenses
Forward Air	7.7	7.3	6.7	8.1	1.0	14.9
FASI	1.6	9.5	1.5	9.0	0.1	6.7
Total	9.3	7.6	8.2	8.2	1.1	13.4

Income (loss) from operations
Forward Air	14.2	13.4	5.8	7.0	8.4	144.8
FASI	(0.7)	(4.1)	(0.9)	(5.4)	0.2	(22.2)
Total	$13.5	11.1%	$4.9	4.9%	$8.6	175.5%

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Six months ended
	June 30,	Percent of	June 30,	Percent of		%
	2010	Revenue	2009	Revenue	Change	Change
Operating revenue
Forward Air	$196.5	85.8%	$165.5	84.3%	$31.0	18.7%
FASI	33.3	14.5	31.4	16.0	1.9	6.1
Intercompany Eliminations	(0.7)	(0.3)	(0.6)	(0.3)	(0.1)	16.7
Total	229.1	100.0	196.3	100.0	32.8	16.7

Purchased transportation
Forward Air	88.3	44.9	76.2	46.1	12.1	15.9
FASI	7.5	22.5	6.4	20.4	1.1	17.2
Intercompany Eliminations	(0.6)	85.7	(0.5)	83.3	(0.1)	20.0
Total	95.2	41.6	82.1	41.8	13.1	16.0

Salaries, wages and employee benefits
Forward Air	48.7	24.8	42.5	25.7	6.2	14.6
FASI	15.1	45.4	15.7	50.0	(0.6)	(3.8)
Total	63.8	27.8	58.2	29.7	5.6	9.6

Operating leases
Forward Air	8.8	4.5	9.5	5.7	(0.7)	(7.4)
FASI	4.1	12.3	4.3	13.7	(0.2)	(4.7)
Total	12.9	5.6	13.8	7.0	(0.9)	(6.5)

Depreciation and amortization
Forward Air	8.2	4.2	7.9	4.8	0.3	3.8
FASI	1.9	5.7	1.8	5.7	0.1	5.6
Total	10.1	4.4	9.7	4.9	0.4	4.1

Insurance and claims
Forward Air	3.5	1.8	4.0	2.4	(0.5)	(12.5)
FASI	0.9	2.7	0.9	2.9	--	--
Total	4.4	1.9	4.9	2.5	(0.5)	(10.2)

Fuel expense
Forward Air	1.8	0.9	1.5	0.9	0.3	20.0
FASI	2.3	6.9	1.8	5.7	0.5	27.8
Total	4.1	1.8	3.3	1.7	0.8	24.2

Other operating expenses
Forward Air	15.8	8.0	14.1	8.5	1.7	12.1
FASI	3.3	9.9	3.2	10.2	0.1	3.1
Intercompany Eliminations	(0.1)	14.3	(0.1)	16.7	--	--
Total	19.0	8.3	17.2	8.8	1.8	10.5

Impairment of goodwill
and other intangible assets
Forward Air	--	--	0.2	0.1	(0.2)	NM
FASI	--	--	7.0	22.3	(7.0)	NM
Total	--	--	7.2	3.7	(7.2)	NM

Income (loss) from operations
Forward Air	21.4	10.9	9.6	5.8	11.8	122.9
FASI	(1.8)	(5.4)	(9.7)	(30.9)	7.9	(81.4)
Total	$19.6	8.6%	$(0.1)	(0.1)%	$19.7	NM	%

NM - Not Meaningful

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Three months ended
	June 30,	June 30,	Percent
	2010	2009	Change

Operating ratio	86.6%	93.0%	(6.9)%

Business days	64.0	64.0	--
Business weeks	12.8	12.8	--

Airport-to-airport:
Tonnage
Total pounds ¹	423,965	357,678	18.5
Average weekly pounds ¹	33,122	27,944	18.5

Linehaul shipments
Total linehaul	575,466	514,452	11.9
Average weekly	44,958	40,192	11.9

Forward Air Complete shipments	78,496	67,109	17.0
As a percentage of linehaul shipments	13.6%	13.0%	4.6

Average linehaul shipment size	737	695	6.0

Revenue per pound ²
Linehaul yield	$16.26	$15.93	1.8
Fuel surcharge impact	1.24	0.69	3.0
Forward Air Complete impact	1.80	1.64	0.9
Total airport-to-airport yield	$19.30	$18.26	5.7

Logistics:
Miles
Owner operator ¹	7,006	6,211	12.8
Third party ¹	3,377	1,800	87.6
Total Miles	10,383	8,011	29.6

Revenue per mile	$1.67	$1.54	8.4

Cost per mile	$1.26	$1.19	5.9%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Six months ended
	June 30,	June 30,	Percent
	2010	2009	Change

Operating ratio	89.1%	94.2%	(5.4)%

Business days	127.0	127.0	--
Business weeks	25.4	25.4	--

Airport-to-airport:
Tonnage
Total pounds ¹	802,590	696,280	15.3
Average weekly pounds ¹	31,598	27,413	15.3

Linehaul shipments
Total linehaul	1,121,809	1,017,272	10.3
Average weekly	44,166	40,050	10.3

Forward Air Complete shipments	147,602	120,998	22.0
As a percentage of linehaul shipments	13.2%	11.9%	10.9

Average linehaul shipment size	715	684	4.5

Revenue per pound ²
Linehaul yield	$16.10	$16.26	(0.9)
Fuel surcharge impact	1.17	0.71	2.5
Forward Air Complete impact	1.77	1.48	1.6
Total airport-to-airport yield	$19.04	$18.45	3.2

Logistics:
Miles
Owner operator ¹	12,943	11,806	9.6
Third party ¹	6,114	4,421	38.3
Total Miles	19,057	16,227	17.4

Revenue per mile	$1.64	$1.58	3.8

Cost per mile	$1.25	$1.22	2.5%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Important Information

This press release contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance. Some forward-looking statements may be identified by use of such terms as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects” or “expects.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers’ compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions. As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:
Forward Air Corporation
Rodney L. Bell, 423-636-7000
rbell@forwardair.com